UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 29, 2009

Southern First Bancshares, Inc.
(Exact name of registrant as specified in its charter)

South Carolina	000-27719	58-2459561
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 Verdae Boulevard, Suite 100
Greenville, SC 29606
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (864) 679-9000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.   Other Events

On January 28, 2009, Southern First Bancshares, Inc. (“Southern First”), the parent holding company of Southern First Bank, was advised by the U.S. Department of Treasury (the “Department”) that Southern First had received preliminary approval to participate in the Department’s TARP Capital Purchase Program (the “Program”), a voluntary program available to financial institutions that satisfy criteria established by the Department and federal banking regulators.  Subject to final regulatory approval and upon completion of the transaction, Southern First may choose to receive up to $17.3 million from the Department in exchange for the issuance of $17.3 million in shares of senior preferred stock and warrants to purchase shares of common stock.  Southern First expects the closing to occur prior to the end of the first quarter of 2009.

FORWARD LOOKING STATEMENTS

Certain statements in this news release contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to, our company’s completion of closing conditions and standard documentation and receipt of additional capital under the TARP program as well as future plans and expectations, and projected growth.  Such forward-looking statements are subject to risks, uncertainties, and other factors, such as a downturn in the economy, changes in the credit markets, greater than expected non-interest expenses, excessive loan losses, the impact of changes in monetary and fiscal policies, laws, rules and regulations including but not limited to changes in the TARP program, and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  For a more detailed description of factors that could cause or contribute to such differences, please see our filings with the Securities and Exchange Commission.

Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate.  Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized.  The inclusion of this forward-looking information should not be construed as a representation by our company or any person that future events, plans, or expectations contemplated by our company will be achieved.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN FIRST BANCSHARES, INC.

By: /s/ James M. Austin, III Name: James M. Austin, III Title: Chief Financial Officer

January 29, 2009